  Exhibit 10.1

AMENDMENT NO.  1

TO THE

EMPLOYMENT AGREEMENT

THIS AMENDMENT, dated as of June 15, 2009, among Elan Pharmaceuticals, Inc., a Delaware corporation (the “Employer”), Elan Corporation, plc, an Irish public limited company (the “Parent,” together with the Employer, the “Company”) and Dr.  Carlos Paya (the “Executive”).

RECITALS

WHEREAS, the Company and the Executive previously entered into that certain Employment Agreement, dated as of November 21, 2008 (the “Employment Agreement”), which sets forth the terms and conditions of Executive’s employment with the Company;

WHEREAS, the Company and the Executive desire to amend the Employment Agreement to finalize certain provisions contained in Exhibit A to the Employment Agreement; and

WHEREAS, Section 9(f) of the Employment Agreement provides that the Employment Agreement may be amended pursuant to a written agreement between the Company and the Executive.

NOW, THEREFORE, the Company and the Executive hereby agree that, effective June 15, 2009, the Employment Agreement shall be amended as follows:

1.           Exhibit A of the Employment Agreement is hereby amended and restated to read in its entirety as follows:

"EXHIBIT A

As of the effective date of the Employment Agreement (November 21, 2008), the Executive’s principal place of business will be Elan’s offices in South San Francisco, CA.  The Executive’s family will not fully relocate to the greater San Francisco area until summer 2009; before this period, the Employer will provide the Executive with access to commercial flights to travel to business locations from Indianapolis, IN; the Company will also provide temporary housing for the Executive in the greater San Francisco area.

A highlight of the relocation benefits offered includes:

Prior to July 10, 2009
•	Temporary housing for the Executive, with the size and style suitable to accommodate the Executive’s wife and children on visits
•	Business travel from Indianapolis, IN, as required to perform job duties
•	Two home finding trips, used for the Executive and his family to visit the greater San Francisco area to look at housing/schools

July 10, 2009 to July 9, 2010
•	Household goods shipment and final move travel
•	Temporary storage and spousal career assistance, as needed
•	Incidental allowance, equal to two months salary, grossed up for taxes; to be used for relocation expenses not specifically reimbursed by the relocation plan (e.g., new furniture, utilities set-up)
•	Realtor and home sale in Indianapolis, IN
•	Elan will pay for standard seller’s closing costs and normal and customary real estate commissions
•	Home sale loss protection capped at a maximum of $50,000 (gross), unless the Chief Executive Officer approves a higher amount in his discretion
•	Realtor and assistance with home purchase/rental in greater San Francisco area
•	Executive is eligible for reimbursement of usual and customary closing costs associated with the purchase of a home in the greater San Francisco area
•	The Executive must purchase the new home within 12 months from the date the Executive and the Executive’s family fully relocate to the greater San Francisco area
•
Between July 10, 2009 to July 9, 2010, and with the understanding that the Executive has already signed a 1-year rental lease agreement in San Francisco, Elan will provide the following financial support:

•	While the Executive’s home in Indianapolis is not sold, Elan will pay the Executive’s full rent, capped at $10,000 (grossed up for taxes) per month of Elan support
•	Once the Executive’s home in Indianapolis is sold, Elan will split the Executive’s rent 50/50, capped at $5,000 (grossed up for taxes) per month of Elan support

July 10, 2010 to July 9, 2012
•
Elan will split 50/50 the Executive’s monthly rent or mortgage, capped at $5,000 (grossed up for taxes) per month of Elan support; and, if/while the Executive’s home in Indianapolis is not sold, Elan will pay the Executive’s full rent or mortgage, capped at $10,000 (grossed up for taxes) per month of Elan support.”

2.           In all respects not modified by this Amendment No. 1, the Employment Agreement is hereby ratified and confirmed.

[Signature Page Follows]

IN WITNESS WHEREOF, the Company and the Executive agree to the terms of the foregoing Amendment No. 1, effective as of the date set forth above.

ELAN PHARMACEUTICALS, INC.

By:  _______________________
        Kathleen Martorano
        EVP, Strategic Human Resources

ELAN CORPORATION, PLC

By:  ________________________
        Liam Daniel
        EVP & Company Secretary

EXECUTIVE

____________________________
Carlos Paya
President, Elan Corporation, plc